SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                         Date of Report: April 28, 2003
                        (Date of Earliest Event Reported)

                           Jefferson-Pilot Corporation
             (Exact name of registrant as specified in its charter)

       North Carolina                1-5955                      56-0896180
(State or other jurisdiction      (Commission                 (I.R.S. Employer
     of incorporation)            File Number                Identification No.)

            100 North Greene Street, Greensboro, North Carolina 27401
               (Address of principal executive offices) (Zip Code)

                                 (336) 691-3000
              (Registrant's telephone number, including area code)

Item 7. Exhibits

Exhibit 99 - Press Release of Jefferson-Pilot Corporation issued April 28, 2003 reporting financial results for the first quarter 2003.

Item 9 (for Item 12, Earnings Release).

This Form 8-K is being filed to comply with the new SEC requirement that the Earnings Press Release be furnished to the SEC under cover of Form 8-K. JP's
Earnings Press Release for the first quarter of 2003, issued after the NYSE close on April 28, 2003, is being filed as Exhibit 99 to this Form 8-K.

This   Form   8-K   is   also   being   posted   on   JP's   corporate   website
www.jpfinancial.com.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       JEFFERSON-PILOT CORPORATION

                                       By:    /s/ Robert A. Reed
                                       ------------------------------------
                                       Name:  Robert A. Reed
                                       Title: Vice President

Dated: April 28, 2003

                                  EXHIBIT INDEX

Exhibit           Description
-------           -----------

99 Press Release of Jefferson-Pilot Corporation issued April 28, 2003 reporting financial results for the first quarter 2003.


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